SUPPLEMENT DATED OCTOBER 1, 2010
                       TO EACH PROSPECTUS SET FORTH BELOW

  Re: Claymore Securities Defined Portfolios, Series 661, 662, 666, 667, 668,
          670, 672, 673, 674, 677, 678, 683, 685, 692, 695, 697, 698,
            701, 702, 703, 706, 709, 711, 712, 713, 714, 715 and 717
           (individually, a "trust," and collectively, the "trusts")

     Notwithstanding anything to the contrary in the Prospectus, on and after October 1, 2010, the additional compensation for volume sales referenced in "Understanding Your Investment--How We Distribute Units" will be eliminated and replaced with the following program.

     Broker-dealers and other firms that sell units of certain of the sponsor's unit trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to dealer firms as set forth in the applicable trust's prospectus. The additional payments will be as follows:

        PRIMARY OFFERING PERIOD SALES                  ADDITIONAL
        DURING CALENDAR QUARTER                     VOLUME CONCESSION
        -------------------------------------       -----------------
        $0 but less than $10 million                      0.000%
        $10 million but less than $25 million             0.075
        $25 million but less than $50 million             0.100
        $50 million or more                               0.125

     Eligible unit trusts include all of the sponsor's unit trusts, sold in the primary market. Redemptions of units during the primary offering period will reduce the amount of units used to calculate the volume concessions. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions.

                        Please keep for future reference.